
SBS
Technologies.

COMPANY OVERVIEW

March 16, 2005



B. Riley & Co. Annual Investor Conference

Cautionary Statement

Today's presentation, accompanying slides, and responses to comments and questions may contain forward-looking statements on such matters as: plans and expectations for SBS future financial and operating performance; business and market conditions; the demand and pipeline for SBS products; new products and versions of existing products; future sales, distribution and support strategies; market growth and direction; competition; market share; revenue growth; margins; and profitability.

In addition to factors discussed in specific slides, other factors that could cause actual results to differ materially include continued health of SBS' end markets, including the semiconductor manufacturing industry; business and economic conditions generally affecting SBS' customers and their end customers; a high degree of uncertainty and rapid change in the markets addressed by SBS' products that could reduce sales; customer demand for and acceptance of SBS' products which may affect both sales and margins; and the other risk factors listed from time to time in SBS' Securities and Exchange Commission reports, including those listed under "Risk Factors" in SBS' Annual Report on Form 10-K for the year ended June 30, 2004 filed with the SEC.



OUR MISSION

Continue to be recognized as a global supplier of innovative, technology-driven systems and board level solutions for the embedded computer market.

SBSE NASDAQ LISTED

FOUNDED Albuquerque, NM - 1986

The Embedded Market

We make computers nobody sees. Our computers are "embedded" inside other products. We are the electronic brains that process, transfer, or allow data to be visualized in a diverse array of end products including:

- Medical diagnostic machines
- Wireless base stations
- Factory automation
- Manned and unmanned vehicles

Vertical and Geographic Market Diversity

We are a global company with a wide range of technologies used in multiple market segments.

Our primary market segments are:

- **Defense and Aerospace**
- **Commercial/Industrial**
- **Voice/Data Communications**

Technology Diversity

We offer over 500 core products with thousands of possible configurations.

- **Technology Agnostic**

  With the breadth of our product portfolio, we work with customers to develop the best solution to fit their application.

- **Open Standards**

  Our products are interoperable with those of our customers because they are not based on proprietary standards.

- **Customers Lead Us**

  Working with our customers, we develop products that will meet their future needs.

SBS has facilities around the Globe

Newark, California

Design Center for
Switched Ethernet & Serial I/O

St. Paul, Minnesota

Design Center for
Connectivity & Expansion

US MANUFACTURING FACILITY

Waterloo, ON Canada

Design Center for
FPGA Computing

Augsburg & Mindelheim, Germany

Design Center for
Processors & Systems

EU MANUFACTURING FACILITY



SBS Technologies, Inc.

Corporate Headquarters
Albuquerque, New Mexico

Design Center for
Avionics, Graphics, Systems, I/O and Telemetry

Raleigh, North Carolina

Design Center for
Single Board Computers

Mansfield, Massachusetts

Design Center for
WAN I/O

Shenzhen, China

Center for
Sales Support in Asia

SBS Product & System Capabilities

PROCESS | **TRANSFER** | **VISUALIZE**



Single Board Computers & FPGA Computing

I/O & Communications

FPGA Imaging & Graphics

ALL THE ESSENTIALS OF A COMPUTER

Because SBS makes all the individual components of a complete computer, we can also take the final step and assemble the parts into a functioning system.

Products used to PROCESS data

- **Single Board Computers**
  - Intel-Architecture
  - PowerPC

- **FPGA Computing**
  - Image Processing
  - Traditional DSP applications
    - Radar/Sonar
    - Software Defined Radio







Products used to TRANSFER data

- WAN
- LAN
- Fibre Channel
- InfiniBand
- MIL STD 1553
- Serial I/O
- Custom I/O
- ARINC 429
- IEEE 1394 (Firewire)






PMC-Gigabit-DFX
MADE IN U.S.A.

SBS Technologies.

Products used to VISUALIZE data

- **Graphics Accelerators**
  - NVIDIA 2D/3D
- **Display Interfaces**
- **FPGA Imaging**


NVIDIA
Quadro4
Go GL
TAIWAN
500
P2
P4

Supporting Software

- SBS provides software drivers and tools to ease development efforts but does not offer software applications
- Board Support Packages (BSP) developed for most standard operating systems
- Our Ready Driver program verifies interoperability among SBS products
- Avionics and telemetry bus analyzer tools suites



CUSTOMER APPLICATION
SOFTWARE
HARDWARE
SBS Technologies

Systems bring it all together

We leverage our product breadth to offer complete systems

We use open standards:
- CompactPCI®
- VMEbus

We offer a variety of environmental options
- Commercial Air-Cooled
- Rugged, Conduction Cooled

Software interoperability reduces development time for our customers



Military Systems



Commercial Systems

Government Market









BOEING

BAE SYSTEMS

GENERAL DYNAMICS

LOCKHEED MARTIN

NORTHROP GRUMMAN

Orbital

Raytheon

SAAB SCANIA

SAAB

Unmanned Aerial Vehicle Computers

Vehicle Management System

- 3u CompactPCI Rugged System
  - PowerPC Processor
  - 1553 Interface PMC
  - IEEE 1394 Interface
  - A429 PMC
  - Two 12 High-Speed Serial Cards
  - Custom DIO
  - Power Supply & Backplane



SBS systems are used for flight control, mission computing, data recording and signal processing.

Missile Control Computers

Booster Flight Control Computer

- 3u CompactPCI Rugged System
  - PowerPC Processor
  - 1553 Interface PMC
  - High-Speed Serial
  - Digital I/O
  - Power Supply & Backplane

SBS provides flight computers which perform guidance, flight control, rocket stage sequencing and ground communications for ballistic missile systems.





Commercial Market







- APPLIED MATERIALS®
- General Electric
- TOSHIBA
- FlightSafety international
- connexion by Boeing℠
- ViaSat

Semiconductor Manufacturing

- **Customers include**
  - Applied Materials
  - KLA Tencor
- **Existing products sold to this market segment**
  - Complete Systems
  - Single Board Computers
  - Serial I/O, Bus Adapters, Bus Expansion
- **New product opportunities**
  - Higher Performance SBCs
  - High Reliability Systems



SBS builds the system which manages multiple machine tools along the semiconductor fabrication line.

MRI Medical Imaging

- **Customers include**
  - GE Medical, Toshiba, Fujitsu
- **Existing products sold to this market segment**
  - Bus Adapters
  - dataBLIZZARD™
  - PCI Expansion
  - InfiniBand
- **Other product opportunities**
  - Single Board Computers
  - Systems
  - Co-processor boards
  - Gigabit Ethernet
  - Fibre Channel



SBS high-speed data networking equipment transfers information from the MRI machine to the workstation where medical staff view and interpret it.

SBS Technologies.

Communications Market









ERICSSON

Flarion

NetScout®

NORTEL NETWORKS

VISUAL NETWORKS®

Wireless Base Stations

- **Customers include Ericsson, Flarion, Motorola**
- **Existing products sold to this market segment**
  - Single Board Computers
  - Sync Serial, T1/E1, DS3/E3, ATM, OC-3 WAN Interfaces
- **New product opportunities**
  - Channelized DS-3
  - ATM, DS3/E3 & IMA
  - Voice/Data integration over ATM & Packet



SBS single board computers, blades and network interface cards are used to build devices that deliver wireless voice and data services to customers.

Network Management Monitoring

- **Customers include Visual Networks, Network General, NetScout, Compuware**
- **Existing products sold to this market segment**
  - Single Board Computers
  - WAN Adapters & Taps
  - LAN Adapters & Taps
- **New product opportunities**
  - Monitoring Blades (High Speed I/O & Network Processors)
  - Very high power computing & packet processing
  - OC-12, OC-48 & 10Gb Ethernet Interfaces


SBS single board computers and network adapters are used for application, performance and security monitoring of large scale enterprise and telecom networks.

Sales



(FY ended June 30)
$ millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
74.2
106
128.2
187.2
118.9
115.5
133.9
1998
1999
2000
2001
2002
2003
2004
2005E
FY 2005 Guidance $150 – 155 million

Profitability

(FY ended June 30)
$ millions



$20
$15
$10
$5
$0
-$5
Income from continuing operations
10.1
11.6*
12.9*
17.2*
(3.4)*
2.8*
5.2
1998
1999
2000
2001
2002
2003
2004
EPS
$0.82
$1.04*
$0.95*
$1.14
($0.23)*
$0.19*
$0.34

* Non-GAAP measure of EPS which excludes the following: acquired in-process research and development charges in 1999 and 2000; employee severance and consolidation costs in 2002, 2003 & 2004; asset impairment charges and inventory write-downs in 2002; and the cumulative effect of a change in accounting for goodwill in 2003.

Bookings by Quarter

$ in millions


$40
$35
$30
$25
$20
$15
$10
$5
$0
FY04 Q1
FY04 Q2
FY04 Q3
FY04 Q4
FY05 Q1
FY05 Q2

Sales by End Market



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
FY04 Q1
FY04 Q2
FY04 Q3
FY04 Q4
FY05 Q1
FY05 Q2
Communications
Commercial
Government

SBS Technologies

Government Market

- Continue to see growth in electronics upgrade program opportunities
- Current defense quadrennial review will cause confusion over the next six months
- Turn on of production is slower than anticipated due to program delays
- New programs such as JSF may be pushed out but activity centered on network centric warfare such as UAV's and future combat system may be accelerated

Commercial Market

- Still a slow recovery in Cap-Ex spending and factory automation is flat
- Semiconductor Equipment spending is expected to improve in the second half of calendar 2005
- Medical equipment such as CT and MRI machines are still in demand and new designs are being developed to increase image capability

Communications Market

- **Wireless build out for 3G is still strong with** Ericsson as a leader
- The new ATCA standard is gaining a lot of interest from most of the large communications equipment manufacturers
- ATCA is also generating interest in the enterprise area
- Future demand for Advanced Mezzanine cards to use with ATCA boards. Four AMCs per ATCA card.
- SBS is focusing on developing AMC cards

Balance Sheet

- **Solid Balance Sheet**
  - $50.5M Cash
  - Debt Free
- **Consistently Generate Positive Cash Flow**
- **Minimal Cap-Ex Outsourced Manufacturing**
- **Well Positioned to Implement Acquisition Strategy**

Nasdaq: SBSE

www.sbs.com